UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

BK Technologies Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

  BK Technologies Corporation
7100 Technology Drive
West Melbourne, Florida 32904

May 17, 2019

Dear Stockholder:

You are cordially invited to attend the 2019 annual meeting of stockholders of BK Technologies Corporation, which we will hold on Friday, July 12, 2019, at 9:00 a.m., local time, at the offices of Capital Wealth Advisors, 9130 Galleria Court, Third Floor, Naples, Florida 34109.

We are pleased to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. On or about May 24, 2019, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, or E-proxy notice, to our stockholders of record as of the close of business on May 14, 2019. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement, proxy card and annual report and how to vote on the Internet. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement, proxy card and annual report or elect to receive your proxy statement, proxy card and annual report over the Internet.

If you are unable to attend the meeting in person, it is very important that your shares be represented and voted at the annual meeting. You may vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

/s/ D. Kyle Cerminara
D. Kyle Cerminara
Chairman of the Board of Directors

BK TECHNOLOGIES CORPORATION

7100 Technology Drive
West Melbourne, Florida 32904

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, JULY 12, 2019

To the stockholders of BK Technologies Corporation:

The 2019 annual meeting of stockholders of BK Technologies Corporation will be held on Friday, July 12, 2019, at 9:00 a.m., local time, at the offices of Capital Wealth Advisors, 9130 Galleria Court, Third Floor, Naples, Florida 34109, for the following purposes:

1.
To elect seven directors named in the proxy statement to serve on our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.
To ratify the appointment of Moore Stephens Lovelace, P.A. as our independent registered public accounting firm for fiscal year 2019; and

3.
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on May 14, 2019 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote. A list of stockholders entitled to vote at the annual meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, at the annual meeting and during ordinary business hours beginning 10 days prior to the date of the annual meeting, at our principal executive offices at 7100 Technology Drive, West Melbourne, Florida 32904.

Whether or not you plan to attend the meeting in person, please vote your shares over the Internet, as described in the Notice of Internet Availability of Proxy Materials, or E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the Internet or by mailing a proxy card will not limit your right to attend the annual meeting and vote your shares in person.

All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

/s/ William P. Kelly
William P. Kelly, Secretary
West Melbourne, Florida
May 17, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to be held on July 12, 2019: Our proxy statement, proxy card and annual report on Form 10-K for the year ended December 31, 2018 are available at https://www.iproxydirect.com/BKTI.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

BK TECHNOLOGIES CORPORATION

________________________________________________________

2019 ANNUAL MEETING OF STOCKHOLDERS

JULY 12, 2019

________________________________________________________

PROXY STATEMENT

________________________________________________________

This proxy statement contains information related to the 2019 annual meeting of stockholders of BK Technologies Corporation (the “Company,” “we,” “our” or “us”) to be held on Friday, July 12, 2019, at 9:00 a.m., local time, at the offices of Capital Wealth Advisors, 9130 Galleria Court, Third Floor, Naples, Florida 34109, and at any adjournments or postponements thereof. We are using the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. On or about May 24, 2019, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to each holder of record of our common stock as of the close of business on May 14, 2019, the record date for the meeting. The E-proxy notice and this proxy statement summarize the information you need to know to vote by proxy or in person at the annual meeting. You do not need to attend the annual meeting in person in order to vote.

Recent Reorganization. On March 11, 2019, BK Technologies, Inc. (the “Predecessor Company,” formerly known as RELM Wireless Corporation) announced that its board of directors had approved the implementation of a holding company reorganization (the “Reorganization”). On March 28, 2019, the Predecessor Company implemented the Reorganization, which resulted in us becoming the direct parent company of, and the successor issuer to, the Predecessor Company. At the effective time of the Reorganization, each share of common stock of the Predecessor Company issued and outstanding immediately prior such time automatically converted into an equivalent corresponding share of our common stock. Our common stock continues to be listed on the NYSE American under the ticker symbol “BKTI.” In addition, our directors and executive officers are the same individuals who were directors and executive officers, respectively, of the Predecessor Company immediately prior to the Reorganization.

For the purpose of this proxy statement, references to the Company, the board or any committee thereof, or our management or business at any period prior to the Reorganization refer to those of the Predecessor Company and thereafter to those of us, except as otherwise specified or to the extent the context otherwise indicates.

________________________________________________________

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
PROPOSAL 1: ELECTION OF DIRECTORS	7
CORPORATE GOVERNANCE	12
DIRECTOR COMPENSATION FOR 2018	18
REPORT OF THE AUDIT COMMITTEE	21
EXECUTIVE COMPENSATION	22
SUMMARY COMPENSATION TABLE FOR 2017-2018	22
OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END	27
RETIREMENT BENEFITS FOR 2018	28
POTENTIAL PAYMENTS UPON TERMINATION OR IN CONNECTION WITH A CHANGE OF CONTROL	28
TRANSACTIONS WITH RELATED PERSONS	31
RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
EQUITY COMPENSATION PLAN INFORMATION	33
MISCELLANEOUS	33

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, we are asking stockholders:

●
To elect seven directors named in this proxy statement to our board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified;

●
To ratify the appointment of Moore Stephens Lovelace, P.A. (“Moore Stephens Lovelace”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019 (“fiscal 2019”); and

●
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to make our proxy materials available to beneficial owners of our common stock electronically over the Internet without having to mail printed copies of the proxy materials. Accordingly, on or about May 24, 2019, we are sending a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “E-proxy notice,” to our beneficial owners. All beneficial owners will have the ability to access the proxy materials, including this proxy statement, the form of proxy card and our annual report for the fiscal year ended December 31, 2018 (“fiscal 2018”), on the website referred to in the E-proxy notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the E-proxy notice. In addition, beneficial owners may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

On or about May 24, 2019, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the E-proxy notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a copy of this proxy statement, the proxy card and our annual report for fiscal 2018 by mail.

Who is entitled to notice of, and to vote, at the annual meeting?

You are entitled to notice of the annual meeting and to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EDT) on May 14, 2019, the record date of the annual meeting. On the record date, 12,701,949 shares of our common stock were issued and outstanding and held by 739 holders of record, including Cede & Co., which holds shares on behalf of the beneficial owners of the Company’s common stock. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. If you want to vote shares that you hold in street name in person at the annual meeting, you must bring a legal proxy in your name from the broker or other nominee that holds your shares.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, shares represented in person or by proxy and for which the holder has abstained from voting, and broker “non-votes” will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

What are broker “non-votes”?

A broker non-vote occurs when a brokerage firm or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the brokerage firm or other nominee did not receive voting instructions from the beneficial owner and does not have authority to vote on that particular proposal. Brokers and other nominees are subject to the rules of the New York Stock Exchange (the “NYSE”). The NYSE rules direct that certain matters submitted to a vote of stockholders are considered “routine” proposals. Brokers or other nominees generally may vote on such proposals on behalf of beneficial owners who have not furnished voting instructions, subject to the rules of the NYSE concerning transmission of proxy materials to beneficial owners, and subject to any proxy voting policies and procedures of those brokerage firms or other nominees. For “non-routine” proposals, brokers or other nominees may not vote on such proposals unless they have received voting instructions from the beneficial owner, and, to the extent that they have not received voting instructions, brokers or other nominees report such number of shares as “non-votes.”

Under NYSE rules, the election of directors (Proposal 1) is considered to be a “non-routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on this proposal. The ratification of the appointment of an independent registered public accounting firm (Proposal 2) is a “routine” matter. This means that brokers or other nominees who have not been furnished voting instructions from their clients will be authorized to vote for this proposal. For beneficial stockholders, if you do not give your broker or other nominee specific instructions, your shares will not be voted on Proposal 1, but may be voted by the brokerage firm or other nominee on Proposal 2. Broker non-votes will have no effect on the outcome of the voting on Proposals 1 and 2.

How will abstentions be counted?

Because the election of directors requires only a plurality vote, abstentions will have no impact upon the election of directors. Abstentions will also have no impact on the outcome of Proposal 2 (ratification of the independent registered public accounting firm).

How do I vote?

Whether or not you plan to attend the annual meeting, we urge you to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the self-addressed stamped envelope provided. You may also vote your shares by telephone as described in your proxy card. Authorizing your proxy over the Internet, by mailing a proxy card or by telephone will not limit your right to attend the annual meeting and vote your shares in person. Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you fail to provide instructions on a proxy properly submitted via the Internet, mail or telephone, your proxy will vote, as recommended by the board of directors, (1) to elect to our board of directors the seven director nominees named in this proxy statement and (2) to ratify the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2019.

If you have shares held by a broker or other nominee, you may instruct your broker or nominee to vote your shares by following the instructions that the broker or nominee provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the Internet. As indicated above, under NYSE rules, the election of directors (Proposal 1) is a “non-routine” matter, meaning that brokers or other nominees who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on this proposal. The ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2019 (Proposal 2) is a matter considered “routine,” meaning that brokers or nominees who have not been furnished voting instructions from their clients will be authorized to vote on that proposal.

 Can I change my vote after I have voted?

Yes. Voting by telephone, over the Internet or by mailing a proxy card does not preclude a stockholder from voting in person at the annual meeting. A stockholder may revoke a proxy, whether submitted via telephone, the Internet or mailed, at any time prior to its exercise by filing with our Corporate Secretary a duly executed revocation of proxy, by properly submitting, either by telephone, mail or Internet, a proxy to our Corporate Secretary bearing a later date or by appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself constitute revocation of a proxy.

What are the board’s recommendations?

The board unanimously recommends a vote “FOR”:

●
election to our board of each of the seven director nominees named in this proxy statement; and

●
ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2019.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting.

What vote is required to approve the proposals?

Proposal 1: Election of Directors. Directors will be elected by a plurality of the votes cast, either in person or by proxy, at the annual meeting (meaning that the seven director nominees who receive the highest number of shares voted “for” their election are elected). You may vote “for” or “withhold” authority to vote for each of the director nominees. If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will also have no effect on the election of the director nominees.

Proposal 2: Ratification of Appointment of Moore Stephens Lovelace. The number of votes cast “for” the ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm for fiscal 2019, either in person or by proxy, at the annual meeting must exceed the number of votes cast “against” ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Other Items. In the event that other items are properly brought before the annual meeting, under Nevada law, each matter other than the election of directors will be approved if the number of votes cast in favor of the item by the stockholders entitled to vote exceeds the number of votes cast in opposition to the matter. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will not be counted as a vote cast on the matter and therefore will not affect the outcome of the matter.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 4,981,836 shares of our common stock, which represented approximately 39% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the director nominees and in favor of ratification of the appointment of Moore Stephens Lovelace.

Who pays for the preparation of the proxy and soliciting proxies?

We are making this solicitation of proxies and have paid the entire expense of preparing, printing and mailing the E-proxy notice and, to the extent requested by our stockholders, this proxy statement and any additional materials furnished to stockholders. In addition to solicitations by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, e-mail or other electronic means, or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of the record date, May 14, 2019, by the following individuals or groups:

●
each person who is known by us to own beneficially more than 5% of our common stock;

●
each of our directors and nominees for director;

●
each of our named executive officers identified in the “Summary Compensation Table For 2017-2018” appearing in this proxy statement (the “Named Executive Officers”); and

●
all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options that are presently exercisable or exercisable within 60 days of May 14, 2019, as well as shares of common stock issuable within 60 days of May 14, 2019 upon vesting of restricted stock units, are deemed to be outstanding and beneficially owned by the person holding the stock options or restricted stock units, as applicable, for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors, director nominees and executive officers is c/o BK Technologies Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of May 14, 2019, we had outstanding 12,701,949 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Beneficial Owners of More Than 5% of Our Common Stock:
Fundamental Global Investors, LLC	4,865,888(1)	38.3%
D. Kyle Cerminara, Chairman of the Board	4,886,846(1)(2)(6)(9)(10)	38.4%
Lewis M. Johnson, Co-Chairman of the Board	4,881,846(1)(3)(6)(9)(10)	38.4%
Benchmark Capital Advisors	1,526,473(4)	12.0%
Donald F.U. Goebert	1,264,508(5)	10.0%

Directors, Director Nominees and Named Executive Officers (not otherwise included above):
Timothy A. Vitou, President	70,500(6)(9)	*
William P. Kelly, Executive Vice President and Chief Financial Officer	88,827(6)(7)(9)	*
Randy Willis, Chief Operating Officer	9,000(6)(9)	*
James R. Holthaus, Chief Technology Officer	11,000(6)(9)	*
Michael R. Dill, Director	10,958(9)(10)	*
Charles T. Lanktree, Director	18,874(8)(9)(10)	*
E. Gray Payne, Director	25,958(6)(9)(10)	*
John W. Struble, Director	10,958(9)(10)	*
Ryan R.K. Turner, Director	11,310(9)(10)	*

All current directors and executive officers as a group (11 persons)	5,160,189(9)	40.1%
 ______________
*Less than 1%

(1)
The amount shown and the following information is derived from a Schedule 13D/A filed by Fundamental Global Investors, LLC (“Fundamental Global”) and its affiliates on September 14, 2018. Fundamental Global is deemed to beneficially own the shares disclosed as directly owned by certain of its affiliates. According to the Schedule 13D/A, CWA Asset Management Group, LLC (“CWA”) reports ownership of 1,840,514 shares, or 14.5% of outstanding shares, which are held in its customer accounts and are included in the number of shares listed in the table above (including 817,131 shares held by CWA for accounts owned by Joseph Moglia, an affiliate of Fundamental Global). CWA has the dispositive power over the shares held in its customer accounts while CWA’s customers retain the voting power over their shares. CWA’s business address is 9130 Galleria Court, Third Floor, Naples, Florida 34109. In addition, D. Kyle Cerminara and Lewis M. Johnson, our Chairman and Co-Chairman, respectively, and affiliates of Fundamental Global, hold an additional 36,916 shares of common stock, which increases the total number of shares beneficially owned by Fundamental Global to 4,902,804, or 38.5% of outstanding shares. Fundamental Global has shared voting power with respect to 3,025,374 of the shares listed in the table above and dispositive power with respect to all 4,865,888 shares. Fundamental Global’s business address is 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209.

(2)
Mr. Cerminara is the Chief Executive Officer, Co-Founder and Partner of Fundamental Global and Co-Chief Investment Officer of CWA. Due to his positions with Fundamental Global, Mr. Cerminara is deemed to beneficially own the 4,865,888 shares disclosed as directly owned by certain affiliates of Fundamental Global. Mr. Cerminara expressly disclaims beneficial ownership of these shares. The business addresses for Mr. Cerminara are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; c/o Ballantyne Strong, Inc., 11422 Miracle Hills Drive, Suite 300, Omaha, Nebraska 68154; and 131 Plantation Ridge Drive, Suite 100, Mooresville, North Carolina 28117.

(3)
Mr. Johnson is the President, Co-Founder and Partner of Fundamental Global and serves as Co-Chief Investment Officer of CWA. Accordingly, Mr. Johnson is deemed to beneficially own the 4,865,888 shares disclosed as directly held by affiliates of Fundamental Global. Mr. Johnson expressly disclaims beneficial ownership of these shares. The business addresses for Mr. Johnson are c/o Fundamental Global Investors, LLC, 4201 Congress Street, Suite 140, Charlotte, North Carolina 28209; and c/o CWA Asset Management Group, LLC, 9130 Galleria Court, Third Floor, Naples, Florida 34109.

(4)
The amount shown and the following information is derived from a Schedule 13G/A filed by Benchmark Capital Advisors (“Benchmark”) on April 27, 2018. According to the Schedule 13G/A, Benchmark beneficially owns 1,526,473 shares, and has sole voting and dispositive power with respect to 933,924 of these shares and shared voting and dispositive power with respect to 592,549 of these shares. Benchmark’s business address is 14 Wall Street, Suite 2087, New York, New York 10005.

(5)
The amount shown is based on Mr. Goebert’s Form 4 filed on December 30, 2016, plus 6,225 shares acquired upon option exercises since the filing of the Form 4, and reflects the repurchase by the Company on December 12, 2018 of 200,000 shares of common stock held by Mr. Goebert. Mr. Goebert’s primary address is 3382 Harbor Road S., Tequesta, Florida 33469.

(6)
Share ownership of the following persons includes options to purchase our common shares presently exercisable or exercisable within 60 days of May 14, 2019, as follows: for Mr. Cerminara – 10,000 shares; for Mr. Johnson – 5,000 shares; for Mr. Vitou – 38,000 shares; for Mr. Kelly – 62,000 shares; for Mr. Willis – 9,000 shares; for Mr. Holthaus – 11,000 shares; and for General Payne – 5,000 shares.

(7)
Includes 26,827 shares held jointly by Mr. Kelly with his wife.

(8)
Includes 7,702 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree.

(9)
Includes 4,865,888 shares reported as beneficially owned by Fundamental Global, of which Messrs. Cerminara and Johnson are deemed to have beneficial ownership by virtue of their respective positions with Fundamental Global. Includes 26,827 shares held jointly by Mr. Kelly with his wife. Includes 7,702 shares directly owned by the Donna B. Lanktree Family Trust, the trustee of which is Donna B. Lanktree, the spouse of Mr. Lanktree. Includes options to purchase common shares presently exercisable or exercisable within 60 days of May 14, 2019, as follows: for Mr. Cerminara – 10,000 shares; for Mr. Johnson – 5,000 shares; for Mr. Vitou – 38,000 shares; for Mr. Kelly – 62,000 shares; for Mr. Willis – 9,000 shares; for Mr. Holthaus – 11,000 shares; and for General Payne – 5,000 shares. Includes 5,479 restricted stock units held by each of Messrs. Cerminara, Johnson, Dill, Lanktree, Payne, Struble and Turner, which were granted on June 4, 2018 and vest in full 12 months after the grant date, which date is within 60 days of May 14, 2019, subject to the recipient’s continued service as a director of the Company through such date.

The following options are not reflected in the table, as they are not presently exercisable or exercisable within 60 days of May 14, 2019: options to purchase 77,000 common shares held by Mr. Vitou; options to purchase 63,000 common shares held by Mr. Kelly; options to purchase 56,000 shares held by Mr. Willis; and options to purchase 59,000 common shares held by Mr. Holthaus.

The table also does not include 5,063 restricted stock units held by each of Messrs. Cerminara, Johnson, Dill, Lanktree, Payne, Struble and Turner, which were granted on September 6, 2018 and vest in five equal annual installments, beginning on the first anniversary of the grant date, subject to the director’s continued service as a director of the Company through such date, none of which have vested as of May 14, 2019 or will vest within 60 days of such date. All restricted stock units were granted under the Company’s 2017 Incentive Compensation Plan (the “2017 Plan”). Each restricted stock unit represents a contingent right to receive one share of common stock of the Company.

(10)
The named person is a nominee for director at the annual meeting.

PROPOSAL 1: ELECTION OF DIRECTORS
 General

At the annual meeting, seven nominees will be elected as directors. Our board of directors currently consists of seven members, all of whom are standing for re-election at the annual meeting. At the 2018 annual meeting, our stockholders elected D. Kyle Cerminara, Lewis M. Johnson, Michael R. Dill, Charles T. Lanktree, General E. Gray Payne, John W. Struble and Ryan R.K. Turner as directors. Our board of directors, based on the recommendation of the nominating and governance committee, has nominated each of these individuals to stand for re-election at the annual meeting. We expect each nominee for director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board.

             The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. With the addition of five new directors in 2017, the board’s composition has been refreshed to bring the most relevant skill sets and experiences to the board at this time. When analyzing whether directors and nominees have the desired experience, qualifications, attributes and skills, individually and taken as a whole, the nominating and governance committee and the board of directors focus on the information as summarized in each of the directors’ individual biographies set forth below. In particular, the board selected Mr. Cerminara to serve as a director because of his extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies, and operational experience as the Chief Executive Officer of a publicly-traded company. He also brings the perspective of one of our most significant stockholders. Mr. Johnson brings to the board the perspective of one of the Company’s most significant stockholders. He has extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies. Mr. Dill brings over 20 years of extensive leadership and operational experience to the board, including experience in developing and implementing strategic plans. Mr. Lanktree brings extensive operational and leadership experience, wireless communications industry experience and public company experience to the board, including experience as a Chief Executive Officer. General Payne brings extensive strategic, operational and leadership experience and valuable insight into the military sector, having over 40 years of military operational and strategic expertise. Mr. Struble provides extensive experience in the accounting/finance field to the board and qualifies as an “audit committee financial expert” under the SEC’s rules. Mr. Turner brings extensive experience in investment analysis and capital allocation for a publicly-traded company, as well as business development experience.

Vote Required

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of these nominees as directors.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the election of the seven nominees named in this proxy statement as directors.

Nominees for Election as Directors

The following table sets forth the nominees to be elected at the annual meeting, the year each nominee was first elected as a director and each nominee’s age as of May 14, 2019:

Name and Year First Elected	Age	Position
D. Kyle Cerminara (2015)	41	Chairman of the Board
Lewis M. Johnson (2016)	49	Co-Chairman of the Board
Michael R. Dill (2017)	54	Director
Charles T. Lanktree (2017)	70	Director
E. Gray Payne (2017)	71	Director
John W. Struble (2017)	42	Director
Ryan R.K. Turner (2017)	40	Director

The business experience of each nominee for director is set forth below as of May 14, 2019.

D. Kyle Cerminara was appointed to the board of directors in July 2015 and as Chairman in March 2017. Mr. Cerminara is the Chief Executive Officer and Chairman of the Board for Ballantyne Strong, Inc., a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets. Mr. Cerminara assumed responsibilities as Chairman of the Board of Ballantyne Strong in May 2015 and as Chief Executive Officer in November 2015. Since April 2012, Mr. Cerminara has also served as the Chief Executive Officer, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, Mr. Cerminara is Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC, which position he has held since December 2012. Mr. Cerminara also serves as President and Trustee of StrongVest ETF Trust and Chief Executive Officer of StrongVest Global Advisors, LLC. StrongVest Global Advisors, LLC, a wholly-owned subsidiary of Ballantyne Strong, is an investment advisor, and CWA Asset Management Group, LLC is a sub-advisor, to CWA Income ETF, an exchange-traded fund and series of StrongVest ETF Trust. Mr. Cerminara is a member of the Board of Directors of a number of publicly-held companies focused in the insurance, building infrastructure, technology and communications sectors, including Ballantyne Strong, Inc. (NYSE American: BTN) since February 2015, 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), a holding company, which, through its subsidiaries, is engaged in providing property and casualty insurance, since December 2016, Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly-traded investment firm, since June 2016, and Limbach Holdings, Inc. (Nasdaq: LMB), a company which provides building infrastructure services, since March 2019. He was appointed Chairman of 1347 Property Insurance Holdings, Inc. in May 2018 and Chairman of Itasca Capital, Ltd. in June 2018. He also served on the board of directors of Iteris, Inc. (Nasdaq: ITI), a publicly-traded, applied informatics company, from August 2016 to November 2017, and Magnetek, Inc., a publicly-traded manufacturer, in 2015. He also serves on the board of directors of Blueharbor Bank. Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management, an independent financial adviser, from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price from 2001 to 2007 and an Analyst at Legg Mason from 2000 to 2001.

Mr. Cerminara received an MBA from the Darden School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation.

Lewis M. Johnson was elected to the board of directors in May 2016 and appointed as Co-Chairman in June 2018. Since April 2012, Mr. Johnson has served as the President, Co-Founder and Partner of Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and is the largest stockholder of the Company. In addition, since April 2012, Mr. Johnson has served as Co-Chief Investment Officer of CWA Asset Management Group, LLC (d/b/a Capital Wealth Advisors), a wealth advisor and multi-family office affiliated with Fundamental Global Investors, LLC. Prior to co-founding Fundamental Global Investors, LLC and partnering with Capital Wealth Advisors, Mr. Johnson was a private investor from 2010 to 2012. From 2008 to 2010, Mr. Johnson served as Portfolio Manager and Managing Director at Louis Dreyfus Highbridge Energy. Previously, Mr. Johnson was a Senior Vice President, Portfolio Manager and Analyst at Pequot Capital from 2006 to 2007. Prior to joining Pequot Capital, Mr. Johnson was a Vice President and Analyst at T. Rowe Price from 2000 to 2006. Mr. Johnson worked as an Analyst at Capital Research and Management in 1999 and as a Vice President at AYSA from 1992 to 1998. Mr. Johnson received an MBA from the Wharton School of Business at the University of Pennsylvania in addition to a M.A. in Political Science and a B.A. in International Studies from Emory University, where he graduated Magna Cum Laude and was a member of Phi Beta Kappa. Mr. Johnson is a member of the Board of Directors of a number of publicly-held companies, including Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, since May 2016; 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), a holding company, which, through its subsidiaries, is engaged in providing property and casualty insurance, since April 2017; and Itasca Capital, Ltd. (TSXV: ICL) (formerly Kobex Capital Corp.), a publicly-traded investment firm, since June 2018. Mr. Johnson was also appointed Co-Chairman of 1347 Property Insurance Holdings, Inc. in May 2018 and Co-Chairman of Ballantyne Strong, Inc. in April 2019.

Michael R. Dill was appointed to the board of directors in March 2017. Mr. Dill has served as President, Americas West, and previously as Vice President and General Manager, of GKN Aerospace Engine Systems North America, a designer and manufacturer of aerospace engine components, since April 2017. Mr. Dill previously served as President of the Aerospace, Power Generation and General Industrial divisions at AFGlobal Corporation, a privately-held, integrated technology and manufacturing company, from August 2014 to April 2017. Prior to joining AFGlobal, Mr. Dill held various positions in the Aerospace and Defense division of CIRCOR International, a publicly-traded global manufacturer of highly engineered environment products (NYSE: CIR), including serving as Group Vice President from 2009 to 2014, Vice President of Business Development and Strategy from 2010 to 2011 and Director of Continuous Improvement from 2009 to 2011. From 2007 to 2009, he served as a Business Unit Director and Facility Leader within the aerospace group of Parker Hannifin Corporation (NYSE: PH), a publicly-traded diversified manufacturer of motion and control technologies and systems. Before joining Parker Hannifin Corporation, he held various positions with Shaw Aero Devices, Inc., a producer of aerospace components and equipment, from 1996 to 2007, and Milliken and Company, a manufacturing company, from 1988 to 1996. Mr. Dill received a B.S. in Management from the Georgia Institute of Technology.

Charles T. Lanktree was appointed to the board of directors in March 2017. Mr. Lanktree has served as Chief Executive Officer of Eggland’s Best, LLC, a joint venture between Eggland’s Best, Inc. and Land O’Lakes, Inc. distributing nationally branded eggs, since 2012 and also served as its President from 2012 to 2018. Since 1997, Mr. Lanktree has served as President and Chief Executive Officer of Eggland’s Best, Inc., a franchise-driven consumer egg business, where he previously served as the President and Chief Operating Officer from 1995 to 1996 and Executive Vice President and Chief Operating Officer from 1990 to 1994. Mr. Lanktree currently serves on the Board of Directors of Eggland’s Best, Inc. and several of its affiliates and on the Board of Directors of Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets. From 2010 to 2013, he served on the Board of Directors of Eurofresh Foods, Inc., a privately-held company, and from 2004 to 2013, he was on the Board of Directors of Nature’s Harmony Foods, Inc. Prior to joining Eggland’s Best, Inc., Mr. Lanktree served as the President and Chief Executive Officer of American Mobile Communications, Inc. from 1987 to 1990 and as the President and Chief Operating Officer of Precision Target Marketing, Inc. from 1985 to 1987. From 1976 to 1985, he held various executive-level marketing positions with The Grand Union Company and BeechNut Foods Corporation. Mr. Lanktree received an MBA from the University of Notre Dame and a B.S. in Food Marketing from St. Joseph’s College. He also served in the U.S. Army and U.S. Army Reserves from 1971 to 1977.

E. Gray Payne was appointed to the board of directors in January 2017. General Payne served as Senior Vice President of The Columbia Group (“TCG”), from September 2010 to September 2017, where he was responsible for managing the Marine Corps Programs Division (since September 2010) and the Navy Programs Division (since October 2013), with combined annual revenue of approximately $30 million. TCG is a federal consulting firm working with the Department of Defense, Department of Homeland Security, NOAA and private clients. TCG consults in the areas of logistics, acquisitions, program management, information technology, training, marine architecture and engineering, and command and control systems. Since December 2011, General Payne has also provided consulting services to and served on the Advisory Council of Marstel-Day, LLC, located in Fredericksburg, Virginia, which consults in the areas of conservation, environmental compliance, and encroachment. Prior to September 2010, General Payne was on active duty with the Marine Corps for 10 years, retiring as a Major General. Prior to March 2001, he worked with a number of companies in various capacities, including as a management consultant, Chief Financial Officer, Chief Operating Officer, and Chief Executive Officer. General Payne currently serves on the Board of Directors of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), a holding company, which, through its subsidiaries, is engaged in providing property and casualty insurance (since May 2018), and currently serves on the following non-profit boards: The Marine Corps Association & Foundation (since 2004), where he serves as Chairman of the Board of The Marine Corps Association, VetCV (since December 2017), and National Wildlife Refuge Association (since June 2018). He received a B.S. in Economics from North Carolina State University and a M.S. in Strategic Studies from U.S. Army War College.

John W. Struble was appointed to the board of directors in March 2017. Mr. Struble has served as Chief Financial Officer of IntraPac International, a specialty packaging manufacturing company owned by private equity investment firm Onex Corporation (TSE: ONEX), since December 2013, where he is responsible for the finance, information technology and human resources functions. From May 2012 to December 2013, he served as Corporate Controller and Treasurer of IntraPac. From May 2010 to May 2012, he served as Corporate Controller (Operations) of Euramax International, Inc., where he was responsible for the accounting and finance functions for the North American operations. Euramax is a public company that produces aluminum, steel, vinyl and fiberglass products for OEM, distributors, contractors, and home centers in North America and Europe. Prior to that, he was Controller of Rock-Tenn Company, from December 2008 to February 2010. Mr. Struble is a Certified Public Accountant. He received an MBA from the University of Georgia and a B.S. in Business Administration from the State University of New York at Buffalo.

Ryan R.K. Turner was appointed to the board of directors in March 2017. Mr. Turner has served as Vice President of Strategic Investments for Ballantyne Strong, Inc. (NYSE American: BTN), a holding company with diverse business activities focused on serving the cinema, retail, financial and government markets, since 2016. Mr. Turner also serves as President of StrongVest Global Advisors, LLC, a wholly-owned subsidiary of Ballantyne Strong, since 2016. He previously served as Director of Business Development for Ballantyne Strong, Inc. from 2015 to 2016. From 2012 to 2015, Mr. Turner served as Director of Research and Research Analyst for Fundamental Global Investors, LLC, an SEC registered investment advisor that manages equity and fixed income hedge funds and, together with Ballantyne Strong, is the largest stockholder of the Company. Prior to joining Fundamental Global Investors, LLC, Mr. Turner worked as an Associate Analyst at T. Rowe Price from 2006 to 2012, and as an Associate in the Product Services & Development Department at AST Trust Company from 2002 to 2006. Mr. Turner received an MBA from the Robert H. Smith School of Business at the University of Maryland and a B.S. in Business Administration from the University of Arizona. Mr. Turner holds the Chartered Financial Analyst (CFA) designation.

Executive Officers

The following table presents information with respect to our executive officers as of May 14, 2019.

Name	Age	Position
Timothy A. Vitou	62	President
William P. Kelly	62	Executive Vice President, Chief Financial Officer and Secretary
Henry R. (Randy) Willis	60	Chief Operating Officer
James R. Holthaus	56	Chief Technology Officer

Timothy A. Vitou has been our President since January 17, 2017. He previously served as the Company’s Senior Vice President of Sales and Marketing since May 2008. Prior to that, he served as Vice President of Sales for Mobility Electronics, Inc., from August 2006 to May 2007, Senior Director of Global Go-To-Market, for Motorola Solutions, Inc., from April 2002 to April 2006, and General Manager, Americas Region, for Motorola Solutions, from April 2000 to April 2002.

William P. Kelly has been our Executive Vice President and Chief Financial Officer since July 1997, and Secretary since June 2000. From October 1995 to June 1997, he was Vice President and Chief Financial Officer of our subsidiary, RELM Communications, Inc. From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector.

Henry R. (Randy) Willis has been our Chief Operating Officer since March 14, 2018. He previously served as the Company’s Vice President of Operations since August 2017, overseeing all aspects of manufacturing and quality. Prior to joining the Company, he held leadership positions in manufacturing, operations, quality, supply chain, industrial engineering and program management, including founding and serving as President of Target Velocity Consulting, Inc., a “Lean/Six Sigma” firm specializing in operational improvements, from December 2009 to August 2017 and Vice President, Continuous Improvement, for CIRCOR International, Inc. (NYSE: CIR), from August 2007 to December 2009. He also served in leadership positions for Parker-Hannifin Corporation (NYSE: PH) from January 2005 to August 2007 and Honeywell International Inc. (NYSE: HON) from June 1998 to January 2005. Mr. Willis holds certifications as a Lean Master and Six Sigma Black Belt and B.S. and M.S. degrees in Industrial Technology from East Carolina University.

James R. Holthaus was appointed as our Chief Technology Officer effective August 4, 2017. He joined the Company in 2007 and most recently served as the Vice President – Project 25 Solutions, responsible for product definition and market analysis, with a focus on development of our P-25 mobile and portable radio products. Since 1993, Mr. Holthaus has been active in the development of land mobile radio products and the P-25 Digital Radio Standards. He holds an M.S. Degree in Electrical Engineering from Southern Methodist University.

CORPORATE GOVERNANCE

             The board of directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The board of directors, which is elected by the stockholders, is our ultimate decision-making body, except with respect to those matters reserved to our stockholders. The board selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the board of directors acts as an advisor and counselor to senior management and ultimately monitors its performance.

Board of Directors Independence

In accordance with the NYSE American corporate governance listing standards, it is our policy that the board of directors consist of a majority of independent directors. Our board of directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the NYSE American corporate governance listing standards and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be independent directors. The board of directors reviews a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our board members are directors or executive officers. After evaluating these factors, the board of directors determined that, during fiscal 2018, all seven members were “independent” directors within the independence requirements of the NYSE American corporate governance listing standards and all applicable rules and regulations of the SEC, and all board committee members were independent for the purposes of the committees on which they served.

The board of directors reviewed the various factors described above in April 2019, including an evaluation of the holdings of Fundamental Global Investors, LLC, one of our most significant stockholders, and Messrs. Cerminara and Johnson’s positions as its Chief Executive Officer, Co-Founder and Partner, and President, Co-Founder and Partner, respectively, and our investment in 1347 Property Insurance Holdings, Inc., through our investment in FGI 1347 Holdings, LP, a consolidated variable interest entity of which we are the sole limited partner. Pursuant to such evaluation, the board of directors determined that Messrs. Dill, Lanktree, Payne, Struble and Turner were “independent” directors within the independence requirements of the NYSE American corporate governance listing standards and all applicable rules and regulations of the SEC. In addition, certain board committees were reconstituted, and all current board committee members are independent for the purpose of the committees on which they serve.

There are no family relationships between any of our directors, director nominees or executive officers.

Independent members of our board of directors meet in executive session without management present, and are scheduled to do so at least once per year.

Stockholder Communications

Our board of directors believes that it is important for our stockholders and other interested parties to have a process to send communications to the board. Accordingly, stockholders and other interested parties desiring to send a communication to the board of directors or to a specific director may do so by delivering a letter to our Corporate Secretary at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication” (or “interested party-board communication” or “interested party-director communication,” as appropriate). All such letters must identify the author as the stockholder or interested party and clearly state whether the intended recipients of the letter are all members of our board of directors or certain specified individual directors. The secretary will open such communications and make copies, and then circulate them to the appropriate director or directors and such other individuals in accordance with our corporate governance policies.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

While we encourage all members of our board of directors to attend our annual stockholders’ meetings, there is no formal policy as to their attendance at annual stockholders’ meetings. Messrs. Johnson, Dill, Lanktree and Payne attended the 2018 annual stockholders’ meeting.

Codes of Ethics

Our board of directors has adopted the Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, and the Code of Ethics for the CEO and Senior Financial Officers (the “Code of Ethics”) containing additional specific policies. The Code of Conduct and the Code of Ethics are posted on our Internet website at www.bktechnologies.com/investor-relations and are available free of charge, upon request to Corporate Secretary, 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414.

Any amendment to, or waiver from, a provision of the codes of ethics applicable to our directors and executive officers will be disclosed in a current report on Form 8-K within four business days following the date of the amendment or waiver, unless the rules of the NYSE American then permit website posting of such amendments and waivers, in which case we would post such disclosures on our Internet website.

Hedging and Pledging Policy

Our insider trading policy prohibits our officers, other employees and directors from hedging or pledging our shares.

Meetings and Committees of the Board of Directors

The board of directors held six meetings during 2018, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the board of directors held during the period for which he was a director and the total number of meetings held by all committees of the board of directors on which he served during the periods that he was a member of that committee.

The board of directors has a standing audit committee, compensation committee and nominating and governance committee. During fiscal 2018, the members of the committees of the board of directors were as follows:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
D. Kyle Cerminara(1)		X	X
Lewis M. Johnson(2)			Chair(3)
Michael R. Dill	X	X
Charles T. Lanktree		X
E. Gray Payne	X	Chair(3)	X
John W. Struble	Chair
Ryan R.K. Turner		X
_______________

(1)
Chairman of the Board.
(2)
Appointed Co-Chairman on June 4, 2018.
(3)
Appointed committee chairperson June 4, 2018, replacing Mr. Cerminara in such role.

Effective April 29, 2019, the board reconstituted its board committees. As of May 14, 2019, the members of the committees were as follows:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
D. Kyle Cerminara(1)
Lewis M. Johnson(2)
Michael R. Dill	X	Chair	X
Charles T. Lanktree			X
E. Gray Payne	X		Chair
John W. Struble	Chair	X	X
Ryan R.K. Turner		X	X
_______________

(1)
Chairman of the Board.
(2)
Co-Chairman of the Board.

Audit Committee.  The audit committee has a written charter, which is available at our website at www.bktechnologies.com/investor-relations. The audit committee charter requires that the audit committee consist of two or more members of the board of directors, each of whom are independent, as defined by the corporate governance listing standards of the NYSE American.

The board of directors has determined that each member of the audit committee is independent, as defined by Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the corporate governance listing standards of the NYSE American. The board of directors also has determined that Mr. Struble is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

The audit committee has oversight responsibility for the quality and integrity of our consolidated financial statements and is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The committee meets privately with members of our independent registered public accounting firm, which has unrestricted access and reports directly to the committee, and annually reviews their performance and independence from management in deciding whether to continue to retain the accounting firm or engage a different accounting firm. The audit committee also evaluates the lead partner designated by the independent auditor. As required by the SEC’s rules, the committee is directly involved in the review and selection of the audit partners serving on the auditor’s engagement team during mandated five-year partner rotations. The audit committee also oversees audit fee negotiations associated with our retention of the independent auditor and has the sole authority to approve such fees. The audit committee met eight times during 2018. The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; and (iii) the independent audit process. Additionally, the audit committee has responsibilities and authority necessary to comply with Rules 10A-3(b)(2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting firms, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors, and (d) funding. These and other aspects of the audit committee’s authority are more particularly described in the audit committee charter.

The audit committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm, Moore Stephens Lovelace. The policy requires that all services to be provided by Moore Stephens Lovelace, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee approved all audit services provided by Moore Stephens Lovelace to us during 2018. Moore Stephens Lovelace did not provide any audit-related or non-audit services to us during 2018.

Compensation Committee. All members of the compensation committee are, and were during fiscal 2018, independent under the corporate governance listing standards of the NYSE American and applicable SEC rules and regulations. The compensation committee has a written charter, which is available at our website at www.bktechnologies.com/investor-relations. The functions performed by the compensation committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans and programs. The compensation committee makes all final compensation decisions for the Named Executive Officers, including equity grants. The compensation committee reviews the performance of the Named Executive Officers, including the principal executive officer. Our principal executive officer annually reviews the performance of each of the Named Executive Officers and other officers, and makes recommendations regarding the Named Executive Officers and other officers and managers to the compensation committee for its consideration and approval. The compensation committee can exercise its discretion in modifying any of our principal executive officer’s recommendations. In performing its functions, the compensation committee may retain and terminate outside counsel, compensation and benefits consultants or other experts. During 2018, the compensation committee met seven times.

Nominating and Governance Committee. All members of the nominating and governance committee are, and were during fiscal 2018, independent under the corporate governance listing standards of the NYSE American. The nominating and governance committee has a written charter, which is available at our website at www.bktechnologies.com/investor-relations. During 2018, the nominating and governance committee met three times.

The functions of the nominating and governance committee include determining and recommending to the board of directors the slate of director nominees for election to the board of directors at each annual stockholders’ meeting and identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings. In addition, the nominating and governance committee reviews, evaluates and recommends changes to our corporate governance policies, including our Code of Conduct and Code of Ethics, and monitors our compliance with these corporate policies.

Board Leadership and Board’s Role in Risk Oversight

We have a separate Chairman and Co-Chairman of the Board and Principal Executive Officer. Our board of directors believes this board leadership structure is best for the Company and our stockholders at this time. Our Chairman of the Board is D. Kyle Cerminara and the Co-Chairman of the Board is Lewis M. Johnson, and our current Principal Executive Officer is our President, Timothy A. Vitou.

The board believes it is in the Company’s best interest to have a separate Chairman and Co-Chairman of the Board and Principal Executive Officer so that the Principal Executive Officer can devote his time and energy on the day-to-day management of the business, while our Chairman and Co-Chairman, currently Messrs. Cerminara and Johnson, respectively, can each focus on providing advice and oversight of management. Because our Chairman and Co-Chairman are appointed annually by our non-management directors, such directors are able to evaluate the leadership and performance of our Chairman and Co-Chairman each year. The board of directors has not named a lead independent director, as it receives strong leadership from all of its members. Our board committees consist of only independent members, and our independent directors meet at least annually in executive session without the presence of non-independent directors and management. In addition, our directors take active and substantial roles in the activities of our board of directors at the full board meetings. Our board believes that this open structure, as compared to a system in which there is a designated lead independent director, facilitates a greater sense of responsibility among our directors and facilitates active and effective oversight by the independent directors of the Company’s operations and strategic initiatives, including any risks.

Our board of directors, through its three standing committees, has an advisory role in the Company’s risk management process. In particular, the board is responsible for monitoring and assessing strategic and operational risk exposure. Our management team maintains primary responsibility for the Company’s risk management, and the board and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls and our historically conservative practices when assessing the Company’s risks. The audit committee considers and discusses financial risk exposures and the steps management has taken to monitor and control these exposures, and also provides oversight of the performance of the internal audit function. The nominating and governance committee monitors the effectiveness of our corporate governance policies and the selection of prospective board members and their qualifications. The compensation committee, in conjunction with the audit committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. Each committee must report findings regarding material risk exposures to the board as quickly as possible. The board believes that its role in risk oversight does not affect the board’s leadership structure.

Like all businesses, we also face threats to the Company’s cybersecurity, as the Company is reliant upon information systems and the Internet to conduct its business activities. In light of the pervasive and increasing threat from cyberattacks, the board and the audit committee, with input from management, assess the Company’s cybersecurity threats and the measures implemented by the Company to mitigate and prevent cyberattacks. The audit committee consults with management regarding ongoing cybersecurity initiatives, and requests management to report to the audit committee or the full board regularly on their assessment of the Company’s cybersecurity program and risks.

Director Nomination Process

In accordance with the nominating and governance committee’s written charter, the nominating and governance committee has established policies and procedures for the nomination of director candidates to the board of directors. The committee determines the required selection criteria and qualifications of director candidates based upon our needs at the time director candidates are considered. Minimum qualifications for director candidates are set forth in the committee’s “Policy Regarding Minimum Qualifications of Director Candidates” and include threshold criteria, such as integrity, absence of conflicts of interest that would materially impair a director’s ability to exercise independent judgment or otherwise discharge the fiduciary duties owed as a director to the Company and our stockholders, ability to represent fairly and equally all stockholders, demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavors, sound judgment, as a result of management or policy-making experience, that demonstrates an ability to function effectively in an oversight role, general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company, and adequate time to serve. As noted in the policy, the committee, as one of its considerations, considers the extent to which the membership of the candidate on the board will promote diversity among the directors, and seeks to promote through the nominations process an appropriate diversity on the board of professional background, experience, expertise, perspective, age, gender, ethnicity and country of citizenship. The committee also considers the overall composition of the board and its committees, compliance with the NYSE American listing standards, and the contributions that a candidate can be expected to make to the collective functioning of the board based upon the totality of the candidate’s credentials, experience and expertise, the composition of the board at the time, and other relevant circumstances.

We are of the view that the continuing service of qualified incumbent directors promotes stability and continuity in the function of the board of directors, contributing to the board’s ability to work as a collective body, while giving us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure.

The nominating and governance committee has adopted procedures consistent with the practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the board, who the committee believes continue to make important contributions to the board and who consent to continue their service on the board. These procedures are set forth in the committee’s “Procedures for Identifying and Evaluating Director Candidates” policy. When evaluating the qualifications and performance of the incumbent directors that desire to continue their service on our board, the committee will (i) consider whether the director continues to satisfy the minimum qualifications for director candidates adopted by the committee, (ii) review the assessments of the performance of the director during the preceding term made by the committee, and (iii) determine whether there exist any special, countervailing considerations against re-nomination of the director. When there is no qualified and available incumbent, the committee will also solicit recommendations for nominees from persons that the committee believes are likely to be familiar with qualified candidates. These persons may include members of our board of directors and management of the Company. The committee may also determine to engage a professional search firm to assist in identifying candidates. As to each recommended candidate that the committee believes merits consideration, the committee will consider, among other things, whether the candidate possesses any of the specific qualities or skills that under the committee’s policies must be possessed by one or more members of the board, the contribution that the candidate can be expected to make to the overall functioning of the board and the extent to which the membership of the candidate on the board will promote diversity among the directors.

The nominating and governance committee has adopted a policy with regard to the consideration of director candidates submitted by stockholders. This policy is set forth in the committee’s “Policy Regarding Director Candidate Recommendations Submitted by Stockholders.” The committee will only consider director candidates submitted by stockholders who satisfy the minimum qualifications prescribed by the committee, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.

In accordance with this policy, the nominating and governance committee will consider director candidates recommended by stockholders only where the committee has determined to not re-nominate an incumbent director. In addition, the committee will not consider any recommendation by a stockholder or an affiliated group of stockholders unless such stockholder or group of stockholders has owned at least five percent (5%) of our common stock for at least one year as of the date the recommendation is made. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the nominating and governance committee generally must ensure that it is received by the Company no later than 120 days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the annual meeting of stockholders for the current year. Because the date of the 2019 annual meeting of stockholders is more than 30 days following the first anniversary date of the 2018 annual meeting of stockholders, recommendations for director candidates for consideration by the nominating and governance committee were required to be submitted a reasonable time in advance of this mailing of this proxy statement (that is, no later than April 28, 2019). No such nominations were received. Any eligible stockholder (or affiliated group of stockholders) who desires to recommend a director candidate for consideration by the nominating and governance committee for the 2020 annual meeting of stockholders is required to do so prior to January 25, 2020.

Any such eligible stockholder (or affiliated group of stockholders) is required to submit complete information about itself and the recommended director candidate as specified in the committee’s “Procedures for Stockholders Submitting Director Candidate Recommendations” policy and as set forth in the advance notice provisions in our amended and restated bylaws. Such information must include, among other things, (i) the number of our common shares beneficially owned by the recommending stockholder and the length of time such shares have been held, (ii) the name, age and experience of the director candidate, (iii) whether the director candidate owns any of our securities, (iv) whether the director candidate has a direct or indirect material interest in any transaction in which we are a participant, (v) a description of all relationships between the director candidate and the recommending stockholder, and (vi) a statement setting forth the director candidate’s qualifications. Submissions should be addressed to the nominating and governance committee care of our Corporate Secretary at our principal headquarters, 7100 Technology Drive, West Melbourne, Florida 32904. Submissions must be made by mail, courier or personal delivery. E-mail submissions will not be considered.

Copies of the policies of the nominating and corporate governance committee are available on our website at www.bktechnologies.com/investor-relations.

             The nominating and governance committee evaluated Messrs. D. Kyle Cerminara, Lewis M. Johnson, Michael R. Dill, Charles T. Lanktree, E. Gray Payne, John W. Struble and Ryan R.K. Turner, all of whom are incumbent directors, and recommended their nomination to the board of directors. The board, in turn, nominated these seven persons for election as directors at the annual meeting.

DIRECTOR COMPENSATION FOR 2018

Director Compensation Program

On September 6, 2018, the board, upon the recommendation of the compensation committee, adopted a new director compensation program for all non-employee directors, effective as of September 1, 2018. The program was adopted to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company.

Under the new program, each non-employee director receives an annual retainer fee of $50,000, payable in quarterly cash installments. Each non-employee director also receives an annual grant of restricted stock units with a value of $40,000 pursuant to the 2017 Plan. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in five equal annual installments, beginning with the first anniversary of the grant date, subject to the recipient’s continued service as a director of the Company through such date, provided that, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated for the board of directors for election by stockholders, other than for good reason, as determined by the board in its discretion, then the restricted stock units will vest in full as of the director’s last date of service as a director of the Company.

Following the adoption of the new director compensation program, which provides for an annual grant of restricted stock units with a value of $40,000, on September 6, 2018, the compensation committee granted 5,063 restricted stock units with a value of $20,000 to each of the non-employee directors. The restricted stock units were granted to the non-employee directors in light of the grant of 5,479 restricted stock units with a value of $20,000 granted to each non-employee director on June 4, 2018 after the 2018 annual stockholders’ meeting.

In addition, the new director compensation program provides for an additional annual cash retainer of $3,000, payable in quarterly cash installments, for each board committee served on, or an additional annual cash retainer of $10,000, payable in quarterly cash installments, per committee for service as committee chairman. The Chairman and Co-Chairman of the Board also each receive an additional annual cash retainer of $75,000, payable in quarterly cash installments. All non-employee directors are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with their attendance at meetings of the board and any committee thereof on which they serve. If a non-employee director does not serve on the board or a board committee, or as Chairman or Co-Chairman of the Board, or as a board committee chairman, for the full year, the board and any applicable board committee, Board Chairman and Board Co-Chairman, as applicable, and any board committee chairman retainers are prorated for the portion of the year served. If a non-employee director joins the board after the grant of restricted stock units for that year, the non-employee director’s grant of restricted stock units will be prorated for the portion of the year to be served.

Our 2017 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

Prior to September 1, 2018, we paid to our non-employee directors an annual retainer fee of $50,000, of which $30,000 was payable in quarterly cash payments of $7,500, and $20,000 was payable in the form of an annual grant of restricted stock units pursuant to the 2017 Plan. The restricted stock units were granted at the board meeting coinciding with our annual stockholders’ meeting and each restricted stock unit represented a contingent right to receive one share of our common stock. The restricted stock units vest in full 12 months after the grant date, subject to the recipient’s continued service as a director of the Company through such date. The previous program also provided for an additional $3,000 payable in cash each year for each board committee served on, or an additional $10,000 payable in cash each year per committee for service as committee chairman. The Chairman of the Board also received an additional $10,000 annual retainer fee payable in cash. All non-employee directors were entitled to reimbursement of reasonable expenses incurred by them in connection with their attendance at meetings of the board and any committee thereof on which they served or otherwise in furtherance of our business. If a non-employee director did not serve on the board or a board committee or as Chairman of the Board or a board committee chairman for the full year, the board and any applicable board committee or chairman retainers were prorated for the portion of the year served.

The following table shows the compensation paid to our non-employee directors for fiscal 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)	Total ($)
D. Kyle Cerminara(3)	90,750	40,000	—	130,750
Lewis M. Johnson(1)(3)(4)	87,000	40,000	—	127,000
Michael R. Dill(3)	46,000	40,000	—	86,000
Charles T. Lanktree(3)(4)	43,000	40,000	—	83,000
E. Gray Payne(3)	54,250	40,000	—	94,250
John W. Struble(3)	50,000	40,000	—	90,000
Ryan R.K. Turner(3)	43,000	40,000	—	83,000
_________________

(1)
Mr. Johnson was appointed Co-Chairman of the Board on June 4, 2018.

(2)
Stock awards represent the aggregate grant date fair value of 5,479 restricted stock units, or RSUs, granted on June 4, 2018 after the 2018 annual stockholders’ meeting to each non-employee director who was elected as a director at the meeting and the aggregate grant date fair value of 5,063 RSUs granted on September 6, 2018 to each of the non-employee directors. We granted the additional RSUs on September 6, 2018 following the adoption of our new director compensation program, effective as of September 1, 2018, which provides for an annual grant of RSUs with a total value of $40,000 (RSUs with a value of $20,000 were granted to the non-employee directors on September 6, 2018, in light of grants of RSUs with a value of $20,000 made to the non-employee directors on June 4, 2018).

The RSUs were granted pursuant to the 2017 Plan and represent a portion of the compensation payable to our non-employee directors, as described above under “Director Compensation Program.” Each RSU represents a contingent right to receive one share of our common stock. The 5,479 RSUs granted on June 4, 2018 vest in full 12 months after the grant date and the 5,063 RSUs granted on September 6, 2018 vest in full in five equal annual installments, beginning on the first anniversary of the grant date, in each case subject to the director’s continued service as a director of the Company through such date, provided that, solely with respect to the RSUs granted on September 6, 2018, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated for the board for election by stockholders, other than for good reason, as determined by the board in its discretion, then the RSUs shall vest in full as of the director’s last date of service as a director of the Company. In addition, the 2017 Plan and the RSU award agreements grant the compensation committee the discretion to accelerate vesting of the RSUs upon the occurrence of a “change in control” (as defined under the plan) or in connection with the termination of the director’s service for any reason prior to the vesting date. The amounts shown represent the aggregate grant date fair value computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718 “Compensation-Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 10 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2018.

(3)
The aggregate number of option and stock awards outstanding (including exercised and unexercised stock options and unvested RSUs) as of December 31, 2018 for each non-employee director was as follows:

Name	Option Awards (#)	Stock Awards (#)
D. Kyle Cerminara	10,000 (all exercisable)	10,542 RSUs
Lewis M. Johnson	5,000 (all exercisable)	10,542 RSUs
Michael R. Dill	—	10,542 RSUs
Charles T. Lanktree	—	10,542 RSUs
E. Gray Payne	5,000 (all exercisable)	10,542 RSUs
John W. Struble	—	10,542 RSUs
Ryan R.K. Turner	—	10,542 RSUs

Of the 10,542 RSUs outstanding for each director listed above as of December 31, 2018, 5,479 RSUs (granted on June 4, 2018) vest in full on June 4, 2019 and 5,063 RSUs (granted on September 6, 2018) vest in full in five equal annual installments, beginning on September 6, 2019, the first anniversary of the grant date, in each case subject to the director’s continued service as a director of the Company through such date, provided that, solely with respect to the RSUs granted on September 6, 2018, if the director makes himself available and consents to be nominated by the Company for continued service as a director of the Company, but is not nominated for the board of directors for election by stockholders, other than for good reason, as determined by the board in its discretion, then the restricted stock units will vest in full as of the director’s last date of service as a director of the Company. See footnote 2 above for more information.

(4)
Amount includes fees ($33,750 for Mr. Johnson and $13,250 for Mr. Lanktree) earned for board and committee service in the fourth quarter of fiscal 2018 that were paid in January 2019.

REPORT OF THE AUDIT COMMITTEE

 The following report of the audit committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

The audit committee also has reviewed and discussed with our independent registered public accounting firm, Moore Stephens Lovelace, P.A., which is responsible for expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. In addition, the audit committee has received the written disclosures and the letter from Moore Stephens Lovelace, P.A. required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Moore Stephens Lovelace, P.A. its independence.

Based on the considerations and discussions referred to above, the audit committee recommended to our board of directors (and the board approved) that the audited consolidated financial statements for 2018 be included in our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission.

This report is provided by the following independent directors, who comprise the audit committee:

John W. Struble (chairperson)
Michael R. Dill
General E. Gray Payne

EXECUTIVE COMPENSATION

On March 28, 2019, the Reorganization was completed. As a result of the Reorganization, BK Technologies, Inc. became our wholly-owned subsidiary, and BK Technologies Corporation became the publicly held company. BK Technologies, Inc. continues to conduct the same operations as it did prior to the completion of the Reorganization. In connection with the Reorganization, the Named Executive Officers retained their officer positions with BK Technologies, Inc., while also being appointed officers of us.

SUMMARY COMPENSATION TABLE FOR 2017-2018

The following table provides certain summary information concerning the compensation of our Named Executive Officers for the last two completed fiscal years ended December 31, 2018:

Name and Principal Position	Year	Salary ($)	Bonus ($)(4)	Stock Awards ($)	Option Awards ($)(6)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Timothy A. Vitou(1)	2018	250,000	125,000	—	49,110	—	24,816(7)	448,926
President	2017	247,461	50,000	—	54,295	—	14,878(7)	366,634

William P. Kelly	2018	200,000	100,000	—	32,740	—	34,266(8)	367,006
Executive Vice President, Chief Financial Officer and Secretary	2017	201,283(12)	25,000	—	54,295	—	14,705(8)	295,283

Randy Willis(2)	2018	200,000	100,000	—	32,740	—	5,501(9)(10)	338,241
Chief Operating Officer

James R. Holthaus(3)	2018	202,301	100,000	—	32,740	—	13,252(11)	348,293
Chief Technology Officer	2017	144,326	132,556(5)	—	56,790	—	11,638(11)	345,310
_____________

(1)
Mr. Vitou was appointed as President of the Company effective January 17, 2017. Mr. Vitou’s compensation for 2017 includes compensation received from January 1, 2017 through January 17, 2017 in his role as Senior Vice President of Sales and Marketing of the Company.

(2)
Mr. Willis was appointed as Chief Operating Officer of the Company on March 14, 2018, having previously served as Vice President of Operations since August 2017. Mr. Willis was not a Named Executive Officer for the fiscal year ending December 31, 2017 (“fiscal 2017”). Mr. Willis’ compensation for 2018 includes compensation received from January 1, 2018 through March 14, 2018 in his role as Vice President of Operations.

(3)
Mr. Holthaus was appointed as Chief Technology Officer of the Company effective August 4, 2017. Mr. Holthaus’ compensation for 2017 includes compensation received from January 1, 2017 through August 4, 2017 in his role as Vice President – Project 25 Solutions for the Company.

(4)
On January 23, 2019, the compensation committee approved payment of cash bonuses of $125,000 to Mr. Vitou, $100,000 to Mr. Kelly, $100,000 to Mr. Willis and $100,000 to Mr. Holthaus based upon their 2018 performance. On March 14, 2018, the compensation committee approved payment of cash bonuses of $50,000 to Mr. Vitou, $25,000 to Mr. Kelly, $25,000 to Mr. Willis and $12,500 to Mr. Holthaus based upon their 2017 performance. The bonus paid to Mr. Willis is not shown in the table above as he was not a Named Executive Officer for fiscal 2017.

(5)
Includes the $12,500 cash bonus received by Mr. Holthaus on March 14, 2018 (as described in footnote 4) and the cash bonus received pursuant to a sales bonus plan related to Mr. Holthaus’ previous position as Vice President – Project 25 Solutions for the Company. On August 30, 2017, the compensation committee approved Mr. Holthaus’ continued participation in the plan through the end of fiscal 2017.

(6)
The amounts in this column represent the aggregate grant date fair value of stock options granted to the Named Executive Officer computed in accordance with FASB ASC Topic 718. The value ultimately realized by the Named Executive Officer upon the actual exercise of the stock options may or may not be equal to the FASB ASC Topic 718 computed value. For a discussion of valuation assumptions, see Note 10 (Share-Based Employee Compensation) of our consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2018.

On March 14, 2018, the committee granted non-qualified stock options to Messrs. Vitou, Kelly, Willis and Holthaus to purchase 30,000, 20,000, 20,000 and 20,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.75 per share. On August 30, 2017, the committee granted non-qualified stock options to Messrs. Vitou, Kelly, Willis and Holthaus to purchase 10,000, 10,000, 25,000 and 25,000 shares, respectively, of the Company’s common stock, at an exercise price of $4.20 per share. In addition, on March 17, 2017, the committee granted non-qualified stock options to Messrs. Vitou, Kelly and Holthaus to purchase 25,000, 25,000 and 5,000 shares, respectively, of the Company’s common stock, at an exercise price of $5.10 per share. The stock options granted to Mr. Willis in 2017 are not shown in the table above as he was not a Named Executive Officer for fiscal 2017. Additional information about the stock option awards can be found below under “—Stock Option Awards.”

(7)
The amounts in this column for Mr. Vitou represent the Company’s matching contributions for fiscal 2018 and fiscal 2017 of $6,308 and $6,276, respectively, to Mr. Vitou’s account under the Company’s 401(k) plan; the Company’s payments for fiscal 2018 and fiscal 2017 of $8,893 and $8,602, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Vitou; and the Company’s payment for fiscal 2018 of $9,615 for accrued unused vacation time.

(8)
The amounts in this column for Mr. Kelly represent the Company’s matching contributions for fiscal 2018 and fiscal 2017 of $6,142 and $6,142, respectively, to Mr. Kelly’s account under the Company’s 401(k) plan; the Company’s payments for fiscal 2018 and fiscal 2017 of $8,894 and $8,563, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Kelly; and the Company’s payment for fiscal 2018 of $19,230 for accrued unused vacation time.

(9)
The amount in this column for Mr. Willis includes the Company’s payment for fiscal 2018 of $5,501 for long-term disability, life and health insurance premiums for the benefit of Mr. Willis.

(10)
Does not include a one-time cash payment of $30,000 paid by the Company to Mr. Willis after fiscal 2018 to offset potential losses incurred by Mr. Willis in connection with the sale of his house located in Charlotte, North Carolina. Mr. Willis relocated from Charlotte, North Carolina, to Brevard County, Florida, in order to be closer to the Company’s principal executive offices. The payment was made pursuant to a retention agreement entered into between the Company and Mr. Willis. See “—Appointment of Chief Operating Officer—Retention Agreement” below for more information about this agreement. In 2017, the Company also paid moving expenses of $10,972 in connection of Mr. Willis’ relocation, which amount is not shown in the table above, as Mr. Willis was not a Named Executive Officer for fiscal 2017.

(11)
The amounts in this column for Mr. Holthaus represent the Company’s matching contributions for fiscal 2018 and fiscal 2017 of $4,460 and $3,336, respectively, to Mr. Holthaus’ account under the Company’s 401(k) plan and the Company’s payments for fiscal 2018 and 2017 of $8,792 and $8,302, respectively, for long-term disability, life and health insurance premiums for the benefit of Mr. Holthaus.

(12)
Includes a payment of $7,692 for accrued unused vacation time in fiscal 2017.

Except as disclosed above, Messrs. Vitou, Kelly, Willis and Holthaus did not receive any other compensation during 2018 or 2017, except for perquisites and other personal benefits, of which the total aggregate value for each of them did not exceed $10,000.

Employment Agreements

On March 20, 2019, the Company entered into employment agreements with the Named Executive Officers (collectively, the “Employment Agreements”): (i) Timothy A. Vitou, President; (ii) William P. Kelly, Executive Vice President, Chief Financial Officer and Secretary; (iii) Randy Willis, Chief Operating Officer; and (iv) James R. Holthaus, Chief Technology Officer. Following the Reorganization, the Employment Agreements are with BK Technologies, Inc., our wholly-owned subsidiary.

The Employment Agreements provide for an annual base salary of $275,000 for Mr. Vitou and $215,000 for each of Messrs. Kelly, Willis and Holthaus. Each Named Executive Officer will be eligible for performance-based compensation in the form of an annual bonus, payable in cash or through equity in the Company, as determined by the compensation committee, and subject to the achievement of performance metrics and other criteria as determined by the compensation committee.

The Employment Agreements provide for severance payments in the event the Named Executive Officer’s employment is terminated by the Company without “cause.” Each Named Executive Officer will be entitled to an amount equal to six months (twelve months for Mr. Vitou) of their base salary in effect at the time of termination or the original base salary set forth in their respective Employment Agreement, whichever is greater. Messrs. Vitou and Kelly will not be entitled to severance payments if, in connection with their termination without “cause,” they are entitled to receive a payment under their respective 2016 Change of Control Agreement (as defined below).

Any severance payable to a Named Executive Officer under his Employment Agreement will be paid by the Company over a twelve-month period in accordance with the Company’s normal payroll practices and subject to applicable law. None of the Named Executive Officers will be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Employment Agreements, “cause” will exist if the Named Executive Officer (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches the Named Executive Officer’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under his Employment Agreement.

The Named Executive Officer are also eligible to participate in the Company’s benefit plans. The Employment Agreements contain customary non-competition and non-solicitation covenants.

Appointment of Chief Operating Officer

On March 14, 2018, the board of directors appointed Mr. Willis as Chief Operating Officer of the Company effective immediately. Mr. Willis previously served as Vice President of Operations of the Company since August 2017. As Chief Operating Officer, Mr. Willis initially received an annual base salary of $200,000. In addition, the compensation committee approved for Mr. Willis a $25,000 cash bonus for 2017 and granted to Mr. Willis non-qualified stock options to purchase 20,000 shares of the Company’s common stock at an exercise price of $3.75 per share under the Company’s 2017 Plan. The options have a ten-year term and will become exercisable in five equal annual installments, beginning on the first anniversary of the grant date. Mr. Willis was not a Named Executive Officer for fiscal 2017.

For his service as Vice President of Operations from August 2017 to March 2018, Mr. Willis received payments equal to $80,770 in 2017 and an additional $46,154 in 2018, and a grant of non-qualified stock options to purchase 25,000 shares of the Company’s common stock, at an exercise price of $4.20 per share, on August 30, 2017. The options have a ten-year term and become exercisable in one-fifth annual installments, beginning on the first anniversary of the grant date.

Prior to Mr. Willis joining the Company in August 2017, the Company engaged Target Velocity Consulting, Inc., of which Mr. Willis is President, to provide operational consulting services to the Company in 2017 for total fees of $59,616.

Retention Agreement

On December 18, 2018, the compensation committee approved a retention agreement by and between us and Mr. Willis in connection with Mr. Willis’s relocation from Charlotte, North Carolina, to Brevard County, Florida, in order to be near the Company’s principal executive offices. The agreement provides for a one-time cash payment of $30,000 from us to Mr. Willis to offset potential losses incurred by Mr. Willis in connection with the sale of his house located in Charlotte, North Carolina, which we paid to Mr. Willis in January 2019. Previously, in 2017, we paid $10,972 to Mr. Willis as assistance with his moving expenses.

Pursuant to the retention agreement, if Mr. Willis’s employment with us is terminated by Mr. Willis either voluntarily (other than for “good reason”) or by us for “cause” during (i) the period beginning the date of the retention agreement and ending on the second anniversary of his employment date (August 1, 2017), the entire relocation allowance ($30,000) provided under the agreement will be immediately repayable to us, (ii) the period beginning on the day following the second anniversary of his employment date and ending on the third anniversary of his employment date, two-thirds of the relocation allowance ($20,000) will be immediately repayable to us, and (iii) the period beginning on the fourth anniversary of his employment date, one-third of the relocation allowance ($10,000) will be immediately repayable to us. Any such amounts that are repayable to us may also be deducted from any amounts otherwise payable to Mr. Willis by us upon his termination. For purposes of the retention agreement, “cause” and “good reason” have the meanings set forth in the 2017 Plan.

Compensation Consultant

In 2018, the compensation committee engaged Pay Governance LLC as an independent compensation consultant to assist the committee with the review and design of our executive compensation program, including providing the committee with pay data regarding the direct compensation program for our President, Chief Operating Officer, Chief Financial Officer and Chief Technology Officer. In connection with the committee’s engagement of the consultant, the committee solicited information from Pay Governance LLC regarding any actual or perceived conflicts of interest and to evaluate the firm’s independence. Based on the information received from the consultant, the compensation committee believes that the work Pay Governance LLC performed in 2018 did not raise a conflict of interest and that it was independent.

Base Salaries

On March 5, 2019, the compensation committee approved base salaries for 2019 of $275,000, $215,000, $215,000 and $215,000 to Messrs. Vitou, Kelly, Willis and Holthaus, respectively.

On March 14, 2018, the compensation committee approved base salaries for 2018 of $250,000, $200,000, $200,000 and $200,000 to Messrs. Vitou, Kelly, Willis and Holthaus, respectively. Mr. Willis was appointed as Chief Operating Officer of the Company effective March 14, 2018.

On March 17, 2017, the compensation committee approved base salaries for 2017 of $250,000 and $200,000 to Messrs. Vitou and Kelly, respectively.

Effective August 4, 2017, Mr. Holthaus was appointed as Chief Technology Officer of the Company. On August 30, 2017, the compensation committee approved an increase in Mr. Holthaus’s base salary to a rate of $175,000 per year, effective as of September 1, 2017. In addition, the committee approved Mr. Holthaus’s continued participation in a sales bonus plan related to his previous position as Vice President – Project 25 Solutions of the Company through the end of fiscal 2017 pursuant to which he received $120,056.

Bonus Payments

2018 Discretionary Cash Bonuses

On January 23, 2019, based on management’s recommendations and the Named Executive Officers’ 2018 performance, the compensation committee approved the payment of cash bonuses of $125,000 to Mr. Vitou and $100,000 to each of Messrs. Kelly, Willis and Holthaus.

2017 Discretionary Cash Bonuses

On March 14, 2018, based on management’s recommendations and the Named Executive Officers’ 2017 performance, the compensation committee approved the payment of cash bonuses of $50,000 to Mr. Vitou, $25,000 to Mr. Kelly, $25,000 to Mr. Willis and $12,500 to Mr. Holthaus.

Stock Option Awards

2019 Awards

On March 5, 2019, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly, Willis and Holthaus to purchase 30,000, 20,000, 20,000 and 20,000 shares, respectively, of the Company’s common stock, at an exercise price of $4.07 per share. The stock options have ten-year terms and become exercisable in five equal annual installments, beginning on the first anniversary of the grant date.

2018 Awards

On March 14, 2018, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly, Willis and Holthaus to purchase 30,000, 20,000, 20,000 and 20,000 shares, respectively, of the Company’s common stock, at an exercise price of $3.75 per share. The stock options have ten-year terms and become exercisable in five equal annual installments, beginning on the first anniversary of the grant date.

2017 Awards

On March 17, 2017, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly and Holthaus to purchase 25,000, 25,000 and 5,000 shares, respectively, of the Company’s common stock, at an exercise price of $5.10 per share. The stock options have ten-year terms and become exercisable in five equal annual installments, beginning on the first anniversary of the grant date.

On August 30, 2017, the compensation committee granted non-qualified stock options to Messrs. Vitou, Kelly, Willis and Holthaus to purchase 10,000, 10,000, 25,000 and 25,000 shares, respectively, of the Company’s common stock, at an exercise price of $4.20 per share. The stock options have ten-year terms and become exercisable in five equal annual installments, beginning on the first anniversary of the grant date.

2017 Incentive Compensation Plan

The Company’s stockholders approved the 2017 Plan at the Company’s 2017 annual meeting of stockholders held on June 15, 2017. The 2017 Plan replaced the 2007 Incentive Compensation Plan (the “2007 Plan” and, together with the 2017 Plan, the “Equity Plans”), which had been approved by the stockholders in 2007. No new awards will be granted under the 2007 Plan.

 In connection with the Reorganization, we assumed the Equity Plans and all of the outstanding equity awards under such Equity Plans pursuant to the Omnibus Amendment to Incentive Compensation Plans, dated as of March 28, 2019 (the “Omnibus Amendment”). Each outstanding equity award assumed by us is issuable upon the same terms and conditions as were in effect immediately prior to the completion of the Reorganization, except that all such equity awards now entitle the holder thereof to acquire our common stock.

The objective of the 2017 Plan is to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of the Company’s stockholders. The 2017 Plan is administered by the compensation committee and has a term of ten years. All non-employee directors of the Company and employees and consultants of the Company and its subsidiaries designated by the committee are eligible to participate in the 2017 Plan and to receive awards, including stock options (which may be incentive stock options or non-qualified stock options), stock appreciation rights, restricted shares, restricted share units, or other share-based awards and cash-based awards.

OUTSTANDING EQUITY AWARDS AT 2018 FISCAL YEAR-END

             The following table provides information with respect to outstanding stock option awards for our shares of common stock classified as exercisable and unexercisable as of December 31, 2018 for the Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(7)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Timothy A. Vitou	15,000(1)	—	4.07	3/04/20
	5,000(2)	—	2.23	3/12/23
	5,000(3)	20,000	5.10	3/17/27
	2,000(4)	8,000	4.20	8/30/27
	—(5)	30,000	3.75	3/14/28

William P. Kelly	25,000(1)	—	4.07	3/04/20
	15,000(2)	—	2.23	3/12/23
	4,000(6)	6,000	3.83	2/24/26
	5,000(3)	20,000	5.10	3/17/27
	2,000(4)	8,000	4.20	8/30/27
	—(5)	20,000	3.75	3/14/28

Randy Willis	5,000(4)	20,000	4.20	8/30/27
	—(5)	20,000	3.75	3/14/28

James R. Holthaus	1,000(3)	4,000	5.10	3/17/27
	5,000(4)	20,000	4.20	8/30/27
	—(5)	20,000	3.75	3/14/28
___________

(1)
The options were granted on March 4, 2010 and are fully vested and exercisable.

(2)
The options were granted on March 12, 2013 and are fully vested and exercisable.

(3)
The options were granted on March 17, 2017 and vest in five equal annual installments, beginning on March 17, 2018.

(4)
The options were granted on August 30, 2017 and vest in five equal annual installments, beginning on August 30, 2018.

(5)
The options were granted on March 14, 2018 and vest in five equal annual installments, beginning on March 14, 2019.

(6)
The options were granted on February 24, 2016 and vest in five equal annual installments, beginning on February 24, 2017.

(7)
None of the Named Executive Officers exercised any options during fiscal 2018.

RETIREMENT BENEFITS FOR 2018

We do not have a defined benefit plan for the Named Executive Officers or other employees. The only retirement plan available to the Named Executive Officers in 2018 was the qualified 401(k) retirement plan, which is available to all employees.

POTENTIAL PAYMENTS UPON TERMINATION OR IN CONNECTION WITH A CHANGE OF CONTROL

 2016 Change of Control Agreements

Effective as of February 24, 2016, the Company entered into change of control agreements (the “2016 Change of Control Agreements”) with Messrs. Vitou and Kelly, which were approved by the compensation committee on that same day. The 2016 Change of Control Agreements replaced and terminated the 2012 Change of Control Agreements that the Company previously entered into with Messrs. Vitou and Kelly, which expired on February 29, 2016, and are substantially similar to the 2012 Change of Control Agreements. The Company has not entered into any change of control agreements with Messrs. Willis or Holthaus. Following the Reorganization, the 2016 Change of Control Agreements are with BK Technologies, Inc., our wholly-owned subsidiary, and changes of control refer to those of our subsidiary.

Each of the 2016 Change of Control Agreements has a term of four years, unless a “change of control” (as defined in the agreements) of the Company occurs within such four-year period, in which case each agreement is automatically extended for twelve months after the date of such change of control. Pursuant to the 2016 Change of Control Agreements, if the applicable Named Executive Officer’s employment is terminated within twelve months following a change in control (i) by the Company for any reason other than for “cause” (as defined in the agreements), disability or death or (ii) by such Named Executive Officer for “good reason” (as defined in the agreements), the applicable Named Executive Officer will receive certain payments and benefits. A Named Executive Officer is not entitled to any payments and benefits if the Named Executive Officer terminates the Named Executive Officer’s employment without good reason.

 The payments and benefits to be paid pursuant to the 2016 Change of Control Agreements are as follows:

●
Mr. Vitou will receive (i) a cash payment equal to the sum of (x) 50% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of six months after the date of termination, and (iii) outplacement services for a period of six months following the date of termination, provided that the costs of such services to the Company may not exceed $7,500.

●
Mr. Kelly will receive (i) a cash payment equal to the sum of (x) 75% of his then-current base salary and (y) the average of his annual cash bonuses for the two fiscal years preceding the fiscal year in which termination occurs, (ii) health, life and disability insurance benefits for himself and, if applicable, his covered dependents for a period of nine months after the date of termination, and (iii) outplacement services for a period of nine months following the date of termination, provided that the costs of such services to the Company may not exceed $11,250.

The changes of control below refer to those of BK Technologies, Inc., our wholly-owned subsidiary. Under the 2016 Change of Control Agreements, a change of control will have occurred if:

●
individuals who, as of February 24, 2016, constitute the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the board, provided that any individual becoming a director subsequent to that date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be considered as though such individual was a member of the Incumbent Board; or

●
the approval by the stockholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions (but not including an underwritten public offering of the Company’s common stock or other voting securities (or securities convertible into voting securities of the Company) for the Company’s own account registered under the Securities Act of 1933, as amended), in each case, with respect to which stockholders of the Company immediately prior to such reorganization, merger, consolidation or other corporate transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity’s then outstanding voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned or terminated prior to being consummated); or

●
the acquisition by any person, entity or “group,” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than fifty percent (50%) of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as a “Controlling Interest”) excluding any acquisitions by (x) the Company or any of its subsidiaries, (y) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (z) any person, entity or “group” that as of February 24, 2016 owns beneficially (within the meaning of Rule 13d-3 promulgated under the Exchange Act) a Controlling Interest.

Each of the 2016 Change of Control Agreements contains term and post-termination confidentiality, non-solicitation and non-competition covenants. The post-termination, non-solicitation and non-competition covenants survive six months for Mr. Vitou and nine months for Mr. Kelly, while the post-term confidentiality covenants survive indefinitely for each of them.

Employment Agreements

After the end of fiscal 2018, on March 20, 2019, the Company entered into the Employment Agreements, which, following the Reorganization, are with BK Technologies, Inc., our wholly-owned subsidiary, and the changes of control referred to are those of our subsidiary. The Employment Agreements provide for severance payments in the event the Named Executive Officer’s employment is terminated by the Company without “cause.” Each Named Executive Officer will be entitled to an amount equal to six months (twelve months for Mr. Vitou) of their base salary in effect at the time of termination or the original base salary set forth in their respective Employment Agreement, whichever is greater. Messrs. Vitou and Kelly will not be entitled to severance payments if, in connection with their termination without “cause,” they are entitled to receive a payment under their respective 2016 Change of Control Agreement.

Any severance payable to a Named Executive Officer under his Employment Agreement will be paid by the Company over a twelve-month period in accordance with the Company’s normal payroll practices and subject to applicable law. None of the Named Executive Officers will be entitled to severance payments in the event he is terminated for “cause.” For purposes of the Employment Agreements, “cause” will exist if the Named Executive Officer (i) acts dishonestly or incompetently or engages in willful misconduct in performance of his executive duties, (ii) breaches the Named Executive Officer’s fiduciary duties owed to the Company, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under his Employment Agreement.

In addition to the 2016 Change of Control Agreements and the Employment Agreements, the Company’s equity plans and award agreements entered into with its Named Executive Officers include change in control provisions.

2017 Incentive Compensation Plan – Change in Control Provisions

Our 2017 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2017 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without cause, or by the participant for “good reason.” Any stock options or stock appreciation rights (SARs) that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

              To the extent outstanding awards granted under the 2017 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The compensation committee has the discretion to determine whether or not any outstanding awards granted under the 2017 Plan will be assumed by the resulting entity in connection with a change in control, and the committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2017 Plan, subject to exceptions set forth in the 2017 Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the Company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set forth in the 2017 Plan.

Whether a participant’s employment has been terminated for “cause” will be determined by the compensation committee. Unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “cause,” as a reason for termination of a participant’s employment, generally includes (a) the participant’s failure to perform, in a reasonable manner, his or her assigned duties; (b) the participant’s violation or breach of his or her employment agreement, consulting agreement or other similar agreement; (c) the participant’s violation or breach of any non-competition, non-solicitation, non-disclosure and/or other similar agreement; (d) any act of dishonesty or bad faith by the participant with respect to the Company or a subsidiary; (e) the participant’s breach of fiduciary duties owed to the Company; (f) the use of alcohol, drugs or other similar substances in a manner that adversely affects the participant’s work performance; or (g) the participant’s commission of any act, misdemeanor, or crime reflecting unfavorably upon the participant or the Company or any subsidiary.

For purposes of the 2017 Plan, unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are inconsistent in any material respect with his or her duties or responsibilities as previously assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution of the participant’s duties or responsibilities, other than any action that is remedied by the Company or a subsidiary promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its obligations to the participant as agreed upon, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company or subsidiary promptly after receipt of notice from the participant.

Except as described above with respect to a change in control, unexercisable stock options generally become forfeited upon termination of employment. The stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death, or disability or (b) three months after the termination of employment for other reasons. With respect to unvested restricted shares and restricted stock units, unless otherwise provided in the applicable award agreement, the compensation committee, in its sole discretion, may provide for the full or partial acceleration of vesting of the restricted shares or restricted share units, as applicable, in connection with the termination of the grantee’s employment for any reason prior to a vesting date, including, but not limited to, termination of employment as a result of the grantee’s death or disability. Unless action is otherwise taken by the compensation committee, any restricted shares or restricted share units that have not yet vested will be forfeited automatically in the event of the termination of the grantee’s employment for any reason prior to a vesting date.

The Company’s Named Executive Officers, other employees and directors are prohibited from hedging or pledging the Company’s securities. Awards granted under the 2017 Plan also may be subject to forfeiture or recoupment, as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

2007 Incentive Compensation Plan – Change in Control Provisions

Our 2007 Plan, under which some equity awards remain outstanding, also contains provisions providing for the vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2007 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period.

To the extent outstanding awards granted under the 2007 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis in connection with the change in control. With respect to any outstanding performance-based awards subject to achievement of performance goals and conditions, the compensation committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the change in control. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The compensation committee has the discretion to determine whether or not any outstanding awards granted under the 2007 Plan will be assumed by the resulting entity in connection with a change in control, and the committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2007 Plan, subject to exceptions set forth in the 2007 Plan, a “change in control” generally includes: (a) the acquisition of more than 50% of the Company’s common stock; (b) the incumbent board of directors ceasing to constitute a majority of the board of directors; (c) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; and (d) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set forth in the 2007 Plan.

TRANSACTIONS WITH RELATED PERSONS

Any transaction with a related person is subject to our written policy for transactions with related persons, which is available on our website at www.bktechnologies.com/investor-relations. The nominating and corporate governance committee is responsible for applying this policy. As set forth in the policy, the committee reviews the material facts of the transaction and considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy also prohibits our directors from participating in any discussion or approval of any interested transaction for which he is a related person, except that the director is required to provide all material information concerning the transaction to the committee.

If a transaction with a related party will be ongoing, the committee will establish guidelines for our management to follow in its ongoing relationships with the related person, will review and assess ongoing relationships with the related person to determine if such relationships are in compliance with the committee’s guidelines, and based on all the relevant facts and circumstances, will determine if it is in the best interests of the Company and our stockholders to continue, modify or terminate any such interested transaction.

The policy provides exceptions for certain transactions, including (i) those involving compensation paid to a director or executive officer required to be reported in the Company’s proxy statement, (ii) transactions with another company at which a related person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $500,000, or two percent (2%) of that company’s total annual revenues, (iii) certain charitable contributions, (iv) transactions where all stockholders of the Company receive proportional benefits, (v) transactions involving competitive bids, (vi) certain regulated transactions, and (vii) certain banking-related services.

Repurchase of Common Shares

On December 12, 2018, we entered into a purchase agreement with Donald F.U. Goebert, a greater-than-five percent stockholder of us, pursuant to which we repurchased 200,000 shares of our common stock held by Mr. Goebert, at a price of $3.70 per share, for an aggregate cash amount of $740,000. The transaction was approved by our board of directors. Mr. Goebert previously served as our director until his resignation on January 9, 2017.

Payments to Consulting Firm

 On March 14, 2018, Randy Willis was appointed as Chief Operating Officer of the Company, having served as Vice President of Operations of the Company since August 2017. Prior to Mr. Willis joining the Company in August 2017, the Company engaged Target Velocity Consulting, Inc., of which Mr. Willis is President, to provide operational consulting services to the Company in 2017 for the total fees of $59,616. See also “Executive Compensation—Appointment of Chief Operating Officer” in this proxy statement.

Except as set forth above, during 2018 and 2017, we did not have any transactions with related persons that were reportable under Item 404 of Regulation S-K, and we do not have any transactions with related persons currently proposed for 2019 that are reportable under Item 404 of Regulation S-K.

RELATIONSHIP WITH OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Moore Stephens Lovelace, an independent registered public accounting firm, audited our financial statements for fiscal 2018 and fiscal 2017. We had no disagreements with Moore Stephens Lovelace on accounting and financial disclosures. Moore Stephens Lovelace’s work on our audit for fiscal 2018 was performed by full time, permanent employees and partners of Moore Stephens Lovelace.

Moore Stephens Lovelace, which has served as our independent registered public accounting firm since November 2015, has been reappointed to serve as our independent registered public accounting firm for fiscal 2019. The audit committee, in discussing the reappointment of Moore Stephens Lovelace, considered the qualifications, experience, independence, compliance with regulations, quality control, candor, objectivity, and professional skepticism of Moore Stephens Lovelace and the effectiveness of the firm’s processes, including its timeliness and responsiveness and communication and interaction with management. The audit committee also considered the tenure of Moore Stephens Lovelace as our independent registered public accounting firm and its related depth of understanding of our businesses, operations and systems. The audit committee and the board of directors believe that the continued retention of Moore Stephens Lovelace as our independent registered public accounting firm is in the best interests of the Company and our stockholders.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 General

Our audit committee has appointed Moore Stephens Lovelace to serve as our independent registered public accounting firm for fiscal 2019. Representatives of Moore Stephens Lovelace are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate stockholder questions.

Although applicable law does not require stockholder ratification of the appointment of Moore Stephens Lovelace to serve as our independent registered public accounting firm, our board has decided to ascertain the position of our stockholders on the appointment. If our stockholders do not ratify the appointment of Moore Stephens Lovelace, our audit committee will reconsider the appointment. Even if the selection is ratified, our audit committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Vote Required

This proposal will be approved if the number of votes cast “for” the ratification of Moore Stephens Lovelace as our independent registered public accounting firm exceed the number of votes cast “against” ratification. Abstentions and broker non-votes will have no effect on the outcome of the vote. Shares represented by properly executed proxies will be voted, if specific instructions are not otherwise given, in favor of this proposal.

Recommendation of the Board

Our board of directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Moore Stephens Lovelace as our independent registered public accounting firm.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             The rules of the SEC require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2018 and 2017. The following table represents aggregate fees billed for the fiscal years ended December 31, 2018 and 2017 by Moore Stephens Lovelace.

Fees(1)(2)(3)(4)	2018	2017
Audit Fees	$135,000	$135,000
Audited-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$135,000	$135,000

(1)
For 2018 and 2017, includes fees paid to Moore Stephens Lovelace for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2018 and 2017 and for reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30 in each of those years.

(2)
No audit-related services were performed for us by Moore Stephens Lovelace in 2018 or 2017. Audit-related services include assurance and related services that are related to the performance of the audit or review of our financial statements.

(3)
No tax services were performed for us by Moore Stephens Lovelace in 2018 or 2017. Tax services include tax compliance, tax advice and tax planning.

(4)
No other services were performed for us by Moore Stephens Lovelace in 2018 or 2017.

As previously discussed, the audit committee has implemented pre-approval procedures consistent with the rules adopted by the SEC.

The audit committee has determined that the provision of the services by Moore Stephens Lovelace reported hereunder had no impact on its independence.

 EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2018 with respect to our 2017 Plan, under which our common stock is authorized for issuance, and the 2007 Plan. Our stockholders approved the 2017 Plan at the 2017 annual stockholders’ meeting. On December 31, 2018, 519,353 shares of our common stock were available for issuance under the 2017 Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a)) (2)
Equity compensation plans approved by security holders	460,500	$4.22	519,353
Equity compensation plans not approved by security holders	—	—	—
Total	460,500	$4.22	519,353

(1)
Includes 220,000 shares issuable upon the exercise of awards outstanding under the 2017 Plan and 240,500 shares issuable upon the exercise of awards outstanding under the 2007 Plan.

(2)
Represents shares available for issuance under the 2017 Plan.

MISCELLANEOUS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, file with the SEC initial statements of beneficial ownership of common stock and statements of changes in beneficial ownership of common stock.

Based solely on a review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our directors, executive officers and ten percent (10%) beneficial owners were timely complied with during fiscal 2018, except as follows: as previously disclosed, General Payne’s Form 4 reporting a purchase of shares of our common stock, filed on February 12, 2018, was inadvertently filed late, and Mr. Dill’s Form 4 reporting a grant of restricted stock units, filed on September 11, 2018, was inadvertently filed late.

 Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for fiscal 2018, as filed with the SEC, are available to stockholders without charge upon written request to our Corporate Secretary at 7100 Technology Drive, West Melbourne, Florida 32904.

Eliminating Duplicative Proxy Materials

A single Notice of Internet Availability of Proxy Materials or a single copy of our Annual Report on Form 10-K for fiscal 2018 and this proxy statement will be delivered to multiple stockholders who live at the same address. If you live at the same address as another stockholder and would like to receive your own copy of the Notice of Internet Availability of Proxy Materials, the 2018 annual report, or this proxy statement, or would like to receive multiple copies of our proxy materials in the future, please contact us at 7100 Technology Drive, West Melbourne, Florida 32904; telephone number: (321) 984-1414. A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2018 annual report and this proxy statement, will be delivered to you promptly and without charge. If you live at the same address as another stockholder and are receiving multiple copies of our proxy materials, please contact us at the telephone number or address above if you only want to receive one copy of those materials.

Stockholder Proposals

Inclusion of Proposals in our Proxy Statement Pursuant to SEC Rules

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2020 annual meeting of stockholders. To be eligible for inclusion in our 2020 proxy statement, any such proposals must meet the requirements of Rule 14a-8 under the Exchange Act and be delivered in writing to our Corporate Secretary no later than January 25, 2020, unless the date of the 2020 annual meeting of stockholders is more than 30 days from the anniversary date of the 2019 annual meeting of stockholders, in which case the proposals must be submitted a reasonable time before we begin to print and send our proxy materials. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Advance Notice Requirements for Stockholder Submission of Nominations and Proposals

In addition, pursuant to the advance notice provisions set forth in our bylaws, for a stockholder’s proposal or nomination to be properly presented at the 2020 annual meeting of stockholders, but not submitted for inclusion in our proxy statement, such stockholder’s written notice of the intent of such stockholder to make a nomination of a person for election as a director or to bring any other matter before the annual meeting must be received by our Corporate Secretary at our principal executive offices no less than 120 days nor more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. As a result, stockholder nominations of director candidates for the 2020 annual meeting of stockholders, and proposals for the 2020 annual meeting of stockholders submitted outside the provisions of Rule 14a-8, will be considered untimely if submitted prior to November 26, 2019 or after January 25, 2020. However, in the event that the date of the annual meeting is more than 30 days prior to or after the anniversary date of the previous year’s annual meeting of stockholders, notice by the stockholder must be received by our Corporate Secretary at our principal offices not earlier than the close of business on the 120th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 75th day prior to such annual meeting or the 10th day following the day on which public announcement (as defined in the bylaws) of the date of such annual meeting is first made. Since the date of the 2019 annual meeting of stockholders has been delayed by more than 30 days from the anniversary date of the previous annual meeting, for a stockholder’s notice to be timely to be presented at the 2019 annual meeting of stockholders, it must have been received by our Corporate Secretary no earlier than March 14, 2019 and no later than April 28, 2019. The bylaws specify the information that had to accompany any such stockholder notices. The Company did not receive any stockholder proposals or nominations.

Any proxy granted with respect to the 2019 annual meeting of stockholders or 2020 annual meeting of stockholders will confer on management discretionary authority to vote with respect to a stockholder proposal or director nomination if notice of such proposal or nomination is not received by our Corporate Secretary within the timeframes provided above.

Other Matters

As of the date of this proxy statement, our board of directors does not know of any other matters for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

BK TECHNOLOGIES CORPORATION - THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JULY 12, 2019 AT 9:00 A.M., LOCAL TIME
CONTROL ID:
REQUEST ID:
The undersigned stockholder(s) of BK Technologies Corporation, a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Timothy A. Vitou and William P. Kelly, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned held of record as of the close of business on May 14, 2019, and is/are entitled to vote at the 2019 Annual Meeting of Stockholders of the Company to be held on July 12, 2019 at 9:00 a.m., local time, at the offices of Capital Wealth Advisors, 9130 Galleria Court, Third Floor, Naples, Florida 34109, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/BKTI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF BK TECHNOLOGIES CORPORATION		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:	☐	☐
	D. Kyle Cerminara			☐
	Lewis M. Johnson			☐
	Michael R. Dill			☐	CONTROL ID:
	Charles T. Lanktree			☐	REQUEST ID:
	E. Gray Payne			☐
	John W. Struble			☐
	Ryan R.K. Turner			☐
Proposal 2		FOR	AGAINST	ABSTAIN
	To ratify the appointment of Moore Stephens Lovelace, P.A. as our independent registered public accounting firm for fiscal 2019.	☐	☐	☐
Proposal 3
To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.
This proxy will be voted in the manner directed herein by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE, AND IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED, “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, “FOR” RATIFICATION OF THE AUDITOR APPOINTMENT IN PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐
New Address (if applicable):
___________________________
___________________________
___________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)